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                                                                  Exhibit 10.39b

                               AMENDMENT NO. 1 TO
                              EMPLOYMENT AGREEMENT
                              FOR WILLIAM BRADFORD


         WHEREAS, Semiconductor Components Industries, LLC ("Company") and William Bradford ("Executive") entered into an Employment Agreement dated as of April 1, 2002 ("Agreement");

         WHEREAS, all defined terms used herein shall have the meanings set forth in the Agreement unless specifically defined herein;

         WHEREAS, Section 2(h)(i) of the Agreement provides for a limit on Relocation Reimbursements ("Relocation Cap") in clause (G) as follows:

         "(G) certain termination charges, forfeitures, fees, penalties and expenses incurred by the Executive in Belgium associated with his relocation; provided that the Relocation Reimbursements shall not exceed $200,000."; and

         WHEREAS, the Company and the Executive now wish to amend the Agreement to increase the Relocation Cap found in Section 2(h)(i)(G) from $200,000 to $256,000 ("Amendment").

         NOW, THEREFORE, for mutual consideration the receipt of which is hereby acknowledged, the Agreement is hereby amended as follows:

1. Section 2(h)(i) of the Agreement is hereby amended by replacing (G) of such Section with the following:

          "(G) certain termination charges, forfeitures, fees, penalties and expenses incurred by the Executive in Belgium associated with his relocation; provided that the Relocation Reimbursements shall not exceed $256,000."

2. Except as otherwise specifically provided in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. All defined terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.


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IN WITNESS WHEREOF, the Executive and the Company have executed this Amendment as of the 20th date of March 2003.

EXECUTIVE:                      WILLIAM BRADFORD, IN HIS INDIVIDUAL CAPACITY


                                By: /s/ WILLIAM BRADFORD
                                    -------------------------------------
                                Name:  William Bradford
                                Title: Senior Vice President of Sales
                                       and Marketing



COMPANY:                        SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC


                                By: /s/ KEITH JACKSON
                                    -------------------------------------
                                Name:  Keith Jackson
                                Title: CEO